ACQUISITION	12 Months Ended
Mar. 31, 2017
ACQUISITION
ACQUISITION

(21)ACQUISITION

On September 12, 2016, the Group acquired 60% equity interest in Puhua Technology by injection of RMB 2.0 million in cash. Puhua Technology is primarily engaged in technology development and online education consulting business.  As of March 31, 2017, RMB 2.0 million has been fully paid to Puhua Technology. This acquisition was accounted for under the acquisition method and resulted in Puhua Technology becoming a consolidated subsidiary of the Group.

The acquired business contributed net revenue of RMB 71,349 and net loss of RMB 633,513 to the Group for the period from September 12, 2016 to March 31, 2017.

The following table summarizes the consideration paid to acquire Puhua Technology and the amount of identifiable assets acquired and liabilities assumed at the acquisition date:

As of September 12, 2016
RMB
Fair value of consideration transferred:
Cash paid	2,000,000
Fair value of non-controlling interests	1,333,333
Fair value of identifiable assets acquired and liabilities assumed:
Cash	2,411,583
Other receivables and prepayments	746,009
Other non-current assets	16,848

Total assets acquired	3,174,440
Other liabilities	(1,353,188)

Amount of identifiable net assets	1,821,252

Goodwill	1,512,081

The goodwill represents the workforce of the acquired business and synergies expected to arise after the Group’s acquisition of Puhua Technology and expanding the product offering of testing services. All of the goodwill was assigned to the enterprise level.